Exhibit 10.11

EXECUTION VERSION
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
    THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of November 3, 2023, by and among SERVICE PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland (the “Borrower”), the Guarantors solely for the purpose of Section 11 hereof, each of the financial institutions party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).
    WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Third Amended and Restated Credit Agreement dated as of June 29, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”); and
    WHEREAS, as permitted by Section 12.6. of the Credit Agreement, the parties hereto desire to amend the Credit Agreement subject to the terms and conditions of this Amendment (the Credit Agreement as so amended, the “Amended Credit Agreement”);
    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:
    Section 1. Amendments to Credit Agreement. Subject to the conditions precedent set forth in Section 2 below, as of the First Amendment Effective Date, the Credit Agreement is hereby amended as follows:
(a)The definition of “Excluded Subsidiary” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Excluded Subsidiary” means any Subsidiary (a) (x) holding title to or beneficially owning assets which are or are intended to become collateral for any Secured Indebtedness not prohibited by (nor that would otherwise violate any provision of) this Agreement, or being a beneficial owner of a Subsidiary holding title to or beneficially owning such assets (but having no material assets other than such beneficial ownership interests or the Equity Interests of a Subsidiary having no material assets other than such beneficial ownership interests) or (y) the Equity Interests of which are or are intended to become collateral for any Secured Indebtedness not prohibited by (nor that would otherwise violate any provision of) this Agreement, and (b) which (x) is, or is expected to be, prohibited from Guarantying the Indebtedness of any other Person pursuant to any document, instrument or agreement evidencing such Secured Indebtedness (other than a Guarantee of such Secured Indebtedness) or (y) is prohibited from Guarantying the Indebtedness of any other Person pursuant to a provision of such Subsidiary’s organizational documents which provision was included in such Subsidiary’s organizational documents as a condition or anticipated condition to the extension of such Secured Indebtedness. For the avoidance of doubt, each of SVC HYB Lease Holdings Trust, SVC HYB Lease Pool 3 LLC and SVC HYB Lease Pool 4 LLC shall constitute Excluded Subsidiaries hereunder during the period in which such entity is an obligor with respect to any such Secured Indebtedness.
(b)The definition of “Total Unencumbered Assets” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Total Unencumbered Assets” as of any date means the sum of (i) Undepreciated Real Estate Assets not securing any portion of Secured Debt and (ii) the amount of all other assets of the Borrower and its Subsidiaries not securing any portion of Secured Debt, in each case on such date determined on a consolidated basis in accordance with GAAP (but excluding accounts receivable and intangibles); provided that, (x) any joint venture interests shall be excluded from the calculation of Total Unencumbered Assets, and (y) all assets owned directly or indirectly by any Excluded Subsidiary shall be excluded from the calculation of Total Unencumbered Assets during the period in which such Excluded Subsidiary is an obligor with respect to any outstanding Indebtedness referred to in the definition of “Excluded Subsidiary.”
(c)Section 7.13(a) of the Credit Agreement is hereby amended by amending and restating clause (x) thereof in its entirety as follows:
“(x)    such Subsidiary Guarantees, or otherwise becomes obligated in respect of, any Indebtedness of the Borrower or any other Subsidiary; provided, that a Subsidiary shall not be required to become a Guarantor under this clause (x) if such Subsidiary is an Excluded Subsidiary and is an obligor with respect to any outstanding Indebtedness referred to in the definition of “Excluded Subsidiary”; or”
(d)Section 7.15(h) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(h)    Other Indebtedness. Borrower represents, warrants and covenants that no Subsidiary owning a Collateral Property (i) has or shall incur, acquire or suffer to exist any Indebtedness (other than obligations in respect of Indebtedness under the Loan Documents), (ii) is or shall become obligated in respect of any Indebtedness of the Borrower or any other Subsidiary (other than obligations in respect of Indebtedness under the Loan Documents in its capacity as a Guarantor hereunder), (iii) is an Excluded Subsidiary or a direct or indirect owner of any Excluded Subsidiary, or (iv) is directly or indirectly owned by an Excluded Subsidiary.”
    Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to (i) the truth and accuracy of the representations set forth in Section 3 below and (ii) the Administrative Agent’s receipt of each of the following, each of which shall be in form and substance satisfactory to the Administrative Agent (the first date on which each of the conditions pursuant to the foregoing clauses (i) and (ii) shall have been satisfied, the “First Amendment Effective Date”):
(a)    a counterpart of this Amendment duly executed by the Borrower, the Administrative Agent and the Requisite Lenders; and
(b)    evidence that all fees, expenses and reimbursement amounts due and payable to the Administrative Agent and any of the Lenders in connection with this Amendment have been paid.
    Section 3. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that:
(a)    Authorization. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Amended Credit Agreement in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each of this Amendment and the Amended Credit Agreement is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.
(b)    Compliance with Laws, etc. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Amended Credit Agreement in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval or violate any Applicable Law (including Environmental Laws) relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of Borrower or any other Loan Party, or any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party other than in favor of the Administrative Agent for its benefit and the benefit of the Lenders and the Issuing Banks.
(c)    No Default. No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.
(d)    Representations and Warranties. Each of the representations and warranties set forth in the Amended Credit Agreement are true, correct and complete in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of the First Amendment Effective Date, except to the extent that any such representation or warranty relates to a specific earlier date, in which case such representation and warranty shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of such earlier date.
     Section 4. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Amended Credit Agreement. This Amendment is a Loan Document.
    Section 5. Costs and Expenses. The Borrower shall reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.
    Section 6. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
    Section 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
    Section 8. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendment contained herein shall be deemed to have prospective application only. The Amended Credit Agreement is hereby ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Amended Credit Agreement or any other Loan Document.
    Section 9. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.
    Section 10. Electronic Signatures. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed by any Lender, Titled Agent, Issuing Bank or Swingline Lender (collectively, the “Lender Parties”) in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature of such Lender Party or the use of a paper-based recordkeeping system with respect to such Lender Party, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures from any Lender Party in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. Each of the undersigned hereby (i) agrees that, for all purposes, electronic images of this Amendment (including with respect to any of the Lender Parties’ signature pages thereto) shall have the same legal effect, validity, admissibility into evidence and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity, admissibility into evidence or enforceability of this Amendment based solely on the lack of paper original copies hereof, including with respect to any of the Lender Parties’ signatures hereto.
    Section 11. Confirmation of Guaranty. Each Guarantor (i) confirms its obligations under the Guaranty, (ii) confirms that its obligations under the Amended Credit Agreement constitute “Obligations” (as defined in the Amended Credit Agreement) and “Guarantied Obligations” (as defined in the Guaranty), (iii) confirms its guarantee of the Obligations under the Guaranty, (iv) confirms that its obligations under the Amended Credit Agreement are entitled to the benefits of the guarantee set forth in the Guaranty, (v) agrees that the Amended Credit Agreement is the “Credit Agreement” under and for all purposes of the Guaranty, (vi) confirms that is has received reasonably equivalent value for the Guaranteed Obligations it has incurred, which reasonably equivalent value includes, without limitation, the availability of extensions of credit for the working capital needs of such Guarantor pursuant to the terms of the Loan Documents, and (vii) confirms that the incurrence by such Guarantor of its Guaranteed Obligations does not result in any fraudulent transfer or fraudulent conveyance within the meaning of any applicable federal or state statute or the interpretation thereof or relevant common law. Each Guarantor, by its execution of this Amendment, hereby confirms that the Obligations shall remain in full force and effect.
    Section 13. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Amended Credit Agreement.
[Signatures on Next Page]

    IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Third Amended and Restated Credit Agreement to be executed as of the date first above written.

SERVICE PROPERTIES TRUST, as the Borrower

By:	/s/ Brian E. Donley
Name: Brian E. Donley
Title: Chief Financial Officer

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement (SVC)]

BANNER NEWCO LLC
CAMBRIDGE TRS, INC.
HARBOR COURT ASSOCIATES, LLC
HIGHWAY VENTURES BORROWER LLC
HIGHWAY VENTURES LLC
HPT CAMBRIDGE LLC
HPT CLIFT TRS LLC
HPT CW MA REALTY LLC
HPT CY TRS, INC.
HPT GEARY ABC HOLDINGS LLC
HPT GEARY PROPERTIES TRUST
HPT IHG CHICAGO PROPERTY LLC
HPT IHG GA PROPERTIES LLC
HPT IHG-2 PROPERTIES TRUST
HPT IHG-3 PROPERTIES LLC
HPT SN HOLDING, INC.
HPT STATE STREET TRS LLC
HPT SUITE PROPERTIES TRUST
HPT TA PROPERTIES TRUST
HPT TRS IHG-2, INC.
HPT TRS INC.
HPT TRS MRP, INC.
HPT TRS SPES II, INC.
HPT TRS WYN, INC.
HPT WACKER DRIVE TRS LLC
HPTCY PROPERTIES TRUST
HPTMI HAWAII, INC.
HPTMI PROPERTIES TRUST
ROYAL SONESTA, INC.
SVC GATEHALL DRIVE TRS LLC
SVC HOLDINGS LLC
SVC JERSEY CITY TRS LLC
SVC MINNEAPOLIS TRS LLC
SVC MORRIS PLAINS TRS LLC
SVC NANUET TRS LLC
SVC NJ TRS LLC
SVC RANDOLPH STREET TRS LLC
SVC REDONDO BEACH TRS LLC
SVCN 1 LLC
SVCN 2 LLC
SVCN 3 LLC
SVCN 4 LLC
SVCN 5 LLC,
each as a Guarantor

By:	/s/ Brian E. Donley
Name: Brian E. Donley
Title: Chief Financial Officer & Treasurer

HPT CW MA REALTY TRUST, as a Guarantor

By:	/s/ Brian E. Donley
Name: Brian E. Donley
Title: as a trustee and not individually

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement (SVC)]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ D. Bryan Gregory
Name: D. Bryan Gregory
Title: Managing Director

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement (SVC)]

Bank of America, N.A., as a Lender

By:	/s/ Kyle Pearson
Name: Kyle Pearson
Title: Senior Vice President

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement (SVC)]